                                                                   EXHIBIT 10.99


              AMENDMENT NO.1 TO AGI PLEDGE AND SECURITY AGREEMENT
              ---------------------------------------------------



          This Amendment (this "Amendment") is entered into as of September 11,
                                ---------
1998 among is made among AGI INCORPORATED, an Illinois corporation (the "Pledgor"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent on behalf of certain lenders as set forth below (the "Agent"), BANK ONE TRUST COMPANY, NA, as trustee (the "Trustee") and as Tender Agent (the "Tender Agent") under a Trust Indenture dated as of January 1, 1995 (the "Indenture") between The City of Jacksonville, Illinois (the "Issuer") and the Trustee and WILLIAM BLAIR & COMPANY, as remarketing agent (the "Remarketing Agent") under the Remarketing Agreement dated as of January 1, 1995 (the "Remarketing Agreement") between the Pledgor and the Remarketing Agent. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Existing Credit Agreement (as defined below).


                                    RECITALS
                                    --------

          WHEREAS, the Pledgor, IMPAC Group, Inc. ("IMPAC"), Klearfold, Inc. ("Klearfold"), (the Pledgor IMPAC and Klearfold each a "Credit Party" and
                                                        ------------
collectively the "Credit Parties"), the financial institutions from time to time
                  --------------
party thereto and the Agent are party to that certain Credit Agreement, dated as of March 12, 1998 (as amended through the date hereof, the "Existing Credit
                                                            ---------------
Agreement");
---------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, AGI, the Agent, the Tender Agent and the Remarketing Agent entered into a Pledge and Security Agreement dated as of March 12, 1998 (the "Pledge Agreement");
 ----------------

          WHEREAS, on July 7, 1998, the Credit Parties, the Agent and the Lenders entered into an Amended and Restated MultiCurrency Credit Agreement dated as of July 7, 1998 (the "Amended Credit Agreement"), amending and restating the Existing Credit Agreement upon the occurrence of the Initial Funding Date (as defined in the Amended Credit Agreement); and

          WHEREAS, as a condition to the Initial Funding Date under, and as defined in, the Amended Credit Agreement, AGI is required to enter into this
Amendment:

          NOW THEREFORE, in consideration of the benefits accruing to each Credit Party, the receipt and sufficiency of which are hereby acknowledged, AGI, the Tender Agent, the Remarketing Agent and the Agent, for the benefit of itself and the Lenders, hereby agree as follows:


     1.   Amendment to Pledge Agreement. Upon the "Effective Date" (as defined
          -----------------------------
below) the third WHEREAS clause on the first page of the Pledge Agreement will be amended to read as follows:


          "WHEREAS, BofA is assigning without recourse, liability or representation or warranty of any kind, all of its right title and interest in and to the Reimbursement Agreement and the Mortgage to the Agent, and the Agent (on behalf of the Lenders) will assume, as of the date hereof, the obligations of BofA under the Reimbursement Agreement and the Mortgage arising after the date hereof, under that certain Amended and Restated MultiCurrency Credit Agreement dated as of May 12, 1998 and as amended and restated as of July 7, 1998 (as amended by that certain First Amendment and as hereafter amended, modified or restated, the "Credit Agreement") by and among the Pledgor, IMPAC Group,
                  ------ ---------
Inc., a Delaware corporation, Klearfold, Inc., a Pennsylvania corporation, the Agent, BofA, as letter of credit issuing bank and the other financial institutions party thereto from time to time (the "Lenders"), that provides for a revolving credit facility and a letter of credit facility by which the Letter of Credit will become an obligation under the Credit Agreement;"

     2.   Representations and Warranties. The Pledgor hereby represents and
          ------------------------------
warrants as to itself that: (a) the execution, delivery and performance by the Pledgor of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability; (b) each of the representations and warranties contained in the Pledge Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.


     3.   Effective Date. This Amendment shall become effective as of the date
          --------------
first written above upon the date of the execution and delivery hereof by the Pledgor, the Tender Agent, the Remarketing Agent and the Agent; provided
                                                                --------
however; notwithstanding anything herein to the contrary, in the event that the
-------
Offer is not consummated pursuant to the terms of the Amended Credit Agreement, then this Amendment shall be terminated and be of no further force and effect. Except as specifically amended above, each of the Pledge Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Pledge Agreement or any other Loan Document, nor constitute a waiver of any provision of the Pledge Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to such Security Document as amended hereby.


     4.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
          -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED
                                                                --------
THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER
FEDERAL LAW.


                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


Notice Addresses:                          AGI INCORPORATED

AGI Incorporated
1950 North Ruby Street                     By /s/ David C. Underwood
Melrose Park, Illinois 60160                 -----------------------------
                                           Name:  David C. Underwood
                                                --------------------------
                                           Title: Chief Financial Officer
                                                 -------------------------



Bank of America National Trust             BANK OF AMERICA NATIONAL TRUST
 & Savings Association                      & SAVINGS ASSOCIATION, as Agent
231 South LaSalle Street
Chicago, Illinois 60697
                                           By
                                             -----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------


Bank One Trust Company, NA                 BANK ONE TRUST COMPANY, NA
                                           as Trustee and as Tender Agent

                                           By
                                             -----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------



William Blair & Company                    WILLIAM BLAIR & COMPANY,
222 West Adams Street                       as Remarketing Agent
Chicago, Illinois 60606
                                           By
                                             -----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------

                           [TO AGI PLEDGE AMENDMENT]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


Notice Addresses:                          AGI INCORPORATED

AGI Incorporated                           By
1950 North Ruby Street                       -----------------------------
Melrose Park, Illinois 60160               Name:
                                                --------------------------
                                           Title:
                                                 -------------------------


Bank of America National Trust             BANK OF AMERICA NATIONAL TRUST
 & Savings Association                      & SAVINGS ASSOCIATION, as Agent
231 South LaSalle Street
Chicago, Illinois 60697                    By /s/ David A. Johanson
                                             -----------------------------
                                           Name: David A. Johanson
                                                --------------------------
                                           Title: Vice President
                                                 -------------------------


Bank One Trust Company, NA                 BANK ONE TRUST COMPANY,
                                           as Trustee and as Tender Agent

                                           By
                                             -----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------



William Blair & Company                    WILLIAM BLAIR & COMPANY, NA
222 West Adams Street                       as Remarketing Agent
Chicago, Illinois 60606
                                           By
                                             -----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------



                                      S-1
                           [TO AGI PLEDGE AMENDMENT]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



Notice Addresses:                          AGI INCORPORATED

AGI Incorporated                           By
1950 North Ruby Street                       -----------------------------
Melrose Park, Illinois 60160               Name:
                                                --------------------------
                                           Title:
                                                 -------------------------


Bank of America National Trust             BANK OF AMERICA NATIONAL TRUST
  & Savings Association                     & SAVINGS ASSOCIATION, as Agent
231 South LaSalle Street
Chicago, Illinois 60697
                                           By
                                             -----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------


Bank One Trust Company, NA                 BANK ONE TRUST COMPANY, NA
                                           as Trustee and as Tender Agent

                                           By /s/ George J. Laubner
                                             -----------------------------
                                           Name: George J. Laubner
                                                --------------------------
                                           Title: Vice President
                                                 -------------------------


William Blair & Company                    WILLIAM BLAIR & COMPANY,
222 West Adams Street                       as Remarketing Agent
Chicago, Illinois 60606
                                           By
                                             -----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------


                                      S-1
                           [TO AGI PLEDGE AMENDMENT]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



Notice Addresses:                            AGI INCORPORATED

AGI Incorporated                           By
1950 North Ruby Street                       -----------------------------
Melrose Park, Illinois 60160               Name:
                                                --------------------------
                                           Title:
                                                 -------------------------


Bank of America National Trust             BANK OF AMERICA NATIONAL TRUST
  & Savings Association                     & SAVINGS ASSOCIATION, as Agent
231 South LaSalle Street
Chicago, Illinois 60697
                                           By
                                             -----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------


Bank One Trust Company, NA                 BANK ONE TRUST COMPANY, NA
                                           as Trustee and as Tender Agent

                                           By
                                             -----------------------------
                                           Name:
                                                --------------------------
                                           Title:
                                                 -------------------------


William Blair & Company                    WILLIAM BLAIR & COMPANY,
222 West Adams Street                       as Remarketing Agent
Chicago, Illinois 60606
                                           By /s/ Kenton Brown
                                             -----------------------------
                                           Name: Kenton Brown
                                                --------------------------
                                           Title: Principal
                                                 -------------------------


                                      S-1
                           [TO AGI PLEDGE AMENDMENT]